UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Check  the  appropriate  box:
[  ]  Preliminary  Information  Statement
[  ]  Confidential,  For  Use  of  the  Commission  Only  (as  permitted  by
Rule14c-5(d)(2))
[X ]  Definitive  Information  Statement


                         MYPLAN  USA,  INC.
                         ------------------
                (Name of Registrant as Specified in Its Charter)



Payment of Filing Fee (Check the appropriate box):
[X ] No  fee  required
[  ] Fee  computed  on  table  below per Exchange Act Rules 14c-5(g) and 0-11.
     1) Title  of  each  class  of  securities  to  which  transaction applies:

     2) Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed  maximum  aggregate  value  of  transaction:

     5) Total  fee  paid:


[  ] Fee  paid  previously  by  written  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount  Previously  Paid:
     2)  Form  Schedule  or  Registration  Statement  No.:
     3)  Filing  Party:
     4)  Date  Filed:

                                MYPLAN USA, INC.
                      3200 Wilshire Boulevard, North Tower
                         Los Angeles, California, 90010
                                 (213) 382-4283

                            NOTICE OF PROPOSED ACTION
        BY WRITTEN CONSENT OF A MAJORITY OF THE OUTSTANDING COMMON STOCK
                    TO BE TAKEN ON OR ABOUT JANUARY 10, 2002


To  the  Stockholders  of  MyPlan  USA,  Inc.:

Notice is hereby given to all stockholders that a majority action of the stockholders (the "Action") of MyPlan USA, Inc., a Nevada corporation ("MyPlan" or the "Company"), was taken on November 28, 2001 by the holders of a majority of the outstanding shares of Common Stock of MyPlan in accordance with Sections
78.315 and 78.320, respectively, of the Nevada Revised Statutes ("NRS"). These six stockholders collectively own in excess of the required majority of the outstanding voting securities of MyPlan necessary for the adoption of the action. The Action taken by the majority stockholders consisted of adopting and approving (i) Amended and Restated Articles of Incorporation, including a change in the authorized stock of MyPlan to add 20,000,000 shares of Preferred Stock, par value $0.001 per share, and (ii) Amended and Restated Bylaws. The change to the Company's Articles of Incorporation will be effected on or after 20 days from the date this Information Statement is mailed to stockholders and is expected to be on or about January 10, 2002.

Only stockholders of record at the close of business on October 31, 2001 will be entitled to receipt of this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES AT THIS TIME.

                                              By Order of the Board of Directors


                                                /s/ Nak Hoon Kim
                                              ----------------------------------
                                              Nak Hoon Kim, President


                 Approximate date of mailing: December 21, 2001

                                 MYPLAN USA,INC.
                      3200 Wilshire Boulevard, North Tower
                         Los Angeles, California, 90010
                                 (213) 382-4283

                              INFORMATION STATEMENT

                      ACTION BY A MAJORITY OF STOCKHOLDERS

The Board of Directors of MyPlan USA, Inc., a Nevada corporation ("MyPlan" or the "Company"), is furnishing this Information Statement to the holders of the Common Stock, no par value per share, of MyPlan in connection with action by the holders of a majority of the issued and outstanding shares of the voting Common Stock of MyPlan taken on November 28, 2001, in accordance with Section 78.320 of the Nevada Revised Statutes. The action taken consisted of adopting and approving Amended and Restated Articles of Incorporation, including a change in the capitalization of MyPlan to add Preferred Stock, and adopting and approving Amended and Restated Bylaws. The amendments to the Articles of Incorporation and Bylaws of MyPlan are being made, in part, to ensure continued control of MyPlan by the directors and executive management of the Company, which is expected to provide stability to the Company as it moves forward to implement its business plan, and to provide the Company with more flexibility to conduct equity financings.

This Information Statement is first being mailed to stockholders on December 21, 2001. Only stockholders of record at the close of business on October 31, 2001 are entitled to notice of the action and to receive this Information Statement.

The Board of Directors and persons owning the majority of the outstanding voting Common Stock of MyPlan have unanimously adopted and approved resolutions to effect the change to the Articles of Incorporation and Bylaws of the Company. No other votes are required or necessary. See the section of this Information Statement entitled "Vote Required for Approval" below. The Amended and Restated Articles of Incorporation will be filed with the Secretary of State of Nevada and are expected to become effective on or about January 10, 2002.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES AT THIS TIME.

                         DISSENTERS' RIGHTS OF APPRAISAL

The Nevada Revised Statutes do not provide for dissenters' rights of appraisal in connection with the amendment of articles of incorporation and bylaws.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on October 31, 2001 as the record date for the determination of the common stockholders entitled to notice of the majority stockholder action by written consent.

On the record date, MyPlan had 17,016,000 shares of Common Stock, no par value, issued and outstanding. The affirmative vote of the holders of a majority of the outstanding shares of the Company was required to adopt and approve the Amended and Restated Articles of Incorporation. The holders of 8,903,960 shares of voting Common Stock, or 52.3% of the Company's outstanding shares on the record date, signed a written consent to take the proposed action on November 28, 2001. This consent is sufficient, without further stockholder action, to effect the adoption and approval of the Amended and Restated Articles of Incorporation by the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of October 31, 2001, certain information known to the Company regarding the beneficial ownership of the Company's Common Stock, no par value per share, as adjusted to reflect the share ownership for (i) each executive officer or director of the Company who beneficially owns shares; (ii) each stockholder known to the Company to beneficially own five percent or more of the outstanding shares of its common stock; and (iii) all executive officers and directors as a group. The Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. All of the beneficial owners listed are accessible at 3200 Wilshire Boulevard, North Tower, Los Angeles, California, 90010, the Company's principal offices.


                                                               SHARES
                                                            BENEFICIALLY
NAME OF STOCKHOLDER                                            OWNED      PERCENTAGE OF CLASS OWNED
----------------------------------------------------------  ------------  --------------------------

Nak Hoon Kim - President and a Director
                                                                  60,000                      0.004%
                                                            ------------  --------------------------
Seung Hee Choi - a Director
                                                                  Nil                         0.000%
                                                            ------------  --------------------------
Song Yul Choi - General Manager and a Director
                                                                 160,625                      0.009%
                                                            ------------  --------------------------
Ju Won Lee - Operations Manager
                                                                  60,000                      0.004%
                                                            ------------  --------------------------
Kim Do Suk - Stockholder and Founder
                                                               6,137,960                      36.07%
                                                            ------------  --------------------------
All Executive Officer and Directors as a Group (4 persons)       280,625                      0.016%
----------------------------------------------------------  ------------  --------------------------






    INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

The directors and executive officers of MyPlan do not have any substantial interest in the matters to be acted upon other than the effect of certain provisions in the proposed Amended and Restated Articles of Amendment that entrench them in their positions and ensure their continued control of the Company. For further discussion of those provisions, please see the section of this Information Statement entitled "Amended and Restated Articles of Incorporation."

                           VOTE REQUIRED FOR APPROVAL

The procedure and requirements to effect an amendment to the articles of incorporation of a Nevada corporation are set forth in Section 78.390 of the Nevada Revised Statutes, which provides that proposed amendments must first be adopted by the Board of Directors and then submitted to stockholders for their consideration at an annual or a special meeting and must be approved by a majority of the outstanding voting securities.

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at an annual or a special meeting of the stockholders of a Nevada corporation may be taken by written consent in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power as determined on the record date.

The Board of Directors of MyPlan and stockholders owning and having voting power in excess of 50% of the outstanding voting securities of MyPlan, as of the record date, have adopted and approved the Amended and Restated Articles of Incorporation. No further votes are required to effect the action.

On October 31, 2001, the Board of Directors adopted Amended and Restated Bylaws of the Company by unanimous written consent. Although no stockholder action is required to amend and restate the Company's Bylaws pursuant to the previous MyPlan Articles of Incorporation and Bylaws or to the Nevada corporations law, the stockholders did adopt and approve the Amended and Restated Bylaws on November 28, 2001 along with the Amended and Restated Articles of Incorporation. A copy of the Amended and Restated Bylaws are attached hereto as Exhibit B.
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

The Amended and Restated Articles of Incorporation completely supersede the existing Articles of Incorporation of the Company. On October 31, 2001, the Board of Directors of the Company signed resolutions advising the adoption of the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws and called for approval by a vote of the stockholders of the Company.

The following is a summary comparison of the major changes to the previous Articles of Incorporation and Bylaws of the Company. A copy of the Amended and Restated Articles of Incorporation are attached to this Information Statement as Exhibit A. Where relevant, a brief discussion is included explaining the purpose of the change and its effect on stockholders, both positive and negative.

The overall effect of the changes to the Articles of Incorporation of MyPlan is to make more difficult the accomplishment of mergers or the assumption of control by a principal stockholder, and thus to make more difficult the removal of management.



                               Previous Articles of                        Amended and Restated
Subject Matter of Change          Incorporation                          Articles of Incorporation

1.  Authorized capital    Article IV(as amended)                Article II, Section 2.1.  120,000,000 total
                          ----------------------                -----------------------
                          100,000,000 Shares of common          authorized shares, consisting of
                          stock, par value of $0.001 per share  100,000,000 shares of common stock having par value of $0.001 per share and
                                                                20,000,000 shares of preferred stock having a
                                                                par value of $0.001 per share.


Purpose: To enable the board of directors to establish classes and series of preferred stock with separate rights and preferences to that of common stock.

Effect: Authorizing the preferred stock provides the board of directors with a mechanism for establishing a separate class of stock with superior rights to that of the common stock of the Company. The issuance of either common or preferred stock may dilute stock ownership of holders of common stock and thereby reduce their voting power and reduce their rights to the net assets of the Company upon dissolution.


                                        Previous Articles of                   Amended and Restated
Subject Matter of Change                   Incorporation                     Articles of Incorporation

2.  Rights and preferences of the  No authorized preferred stock.  Article II, Section 2.2. Board of directors
                                                                   -----------------------
preferred stock                                                    granted the authority to issue preferred
                                                                   stock and to fix and determine and to
                                                                   amend the voting powers, designations,
                                                                   preferences, limitations, restrictions and
                                                                   relative rights of the shares, including such
                                                                   matters as dividends, redemption,
                                                                   liquidation, conversion and voting.





Purpose: To enable the board of directors to determine the rights, preferences, privileges and limitations associated with preferred stock without stockholder approval.

Effect: This is an ANTI-TAKEOVER MEASURE. The board of directors has exclusive discretion to issue preferred stock with rights that may trump those of common stock. The effect may be to dilute the stock ownership of holders of common stock and thereby reduce their voting power and reduce their rights to the net assets of the Company upon dissolution. Blank-check preferred stock can delay or hinder a change in control of the board of directors and management.




                               Previous Articles of                                 Amended and Restated
Subject Matter of Change          Incorporation                            Articles of Incorporation

3.  Cumulative voting     No provision in Articles or Bylaws.     Article V.  The right to cumulate votes in
                          ----------------------------------      ---------
                          NRS Section 78.330 provides that . . .  the election of directors shall not exist with directors of every corporation must. .  respect to shares of stock of the Company.
                          be elected at the annual meeting of
                          the stockholders by a plurality of the
                          votes cast at the election.



Purpose: To prevent the ability of a stockholder voting more than one vote per share held when electing directors.

Effect: Remains the same. With cumulative voting, each holder of stock possessing voting power would be entitled to as many votes as equal the number of his or her shares of stock multiplied by the number of directors to be elected. The stockholder would then be able to cast all of his or her votes for a single director or multiple directors. Cumulative voting enables a holder of a substantial minority position entitled to vote to more easily elect a director by voting a larger number of shares than the stockholder actually holds.
Cumulative voting in the election of directors will not be permitted. Stockholders of the Company's common stock will be entitled to one vote per share held. Accordingly, the holders of a majority of the common shares, present in person or by proxy, will be able to elect all of the Company's directors. This may have the effect of shifting control over the election of directors to a few principal stockholders.



                               Previous Articles of                           Amended and Restated
Subject Matter of Change          Incorporation                             Articles of Incorporation

4.  Number of directors   Article V.  The number of directors    Article VI, Section 6.1.  The board of
                          ---------                              -----------------------
                          shall be not less than one. . . . . .  directors shall be composed of not less than one nor more than six directors.  Except
                          Article IX.  Authority is hereby. . .  with respect to the initial director, the
                          ----------
                          granted to the holders of shares of .  specific number of directors shall be set by this corporation entitled to vote, to  resolution of the board of directors or, if the change from time to time the. . . . .  directors in office constitute fewer than a authorized number of directors of . .  quorum of the board of directors, by the this corporation by a duly adopted. .  affirmative vote of a majority of all the amendment to the bylaws of the. . . .  directors in office.  The number of directors corporation.. . . . . . . . . . . . .  of his corporation may be increased or decreased from time to time in the manner
                                                                 provided herein, but no decrease in the
                                                                 number of directors shall have the effect of
                                                                 shortening the term of any incumbent
                                                                 director.



Purpose: To enable the board of directors to be comprised of no more than six directors and to limit the authority to increase and decrease the size of the board of directors to the directors.

Effect: Limits the authorized number of board members to six. This measure confines power on the board of directors to a limited number of members. The power to increase or decrease the number of members of the board of directors is reserved to the directors in office.


                                        Previous Articles of                      Amended and Restated
Subject Matter of Change                    Incorporation                       Articles of Incorporation

5.  Term of office of directors  No provision in Articles or Bylaws.  Article VI, Section 6.2.  Directors shall be
                                 -----------------------------------  -----------------------
                                 NRS Section 78.330 provides that at  divided into three classes, with each class
                                 least one-fourth in number of the    to be as nearly equal in number as possible,
                                 directors of every corporation must  as specified by resolution of the board of
                                 be elected annually.                 directors or, if the directors in office
                                                                      constitute fewer than a quorum of the board
                                                                      of directors, by affirmative vote of a
                                                                      majority of the directors in office.
                                                                      Term of office of directors is as follows:
                                                                      First Class-expires at first annual
                                                                      meeting of stockholders.
                                                                      Second Class-expires at second annual
                                                                      meeting of stockholders.
                                                                      Third Class-expires at third annual
                                                                      meeting of stockholders.
                                                                      Thereafter, the directors by class shall hold
                                                                      staggered terms of three years.



Purpose: To set the term of office of each director and to stagger the terms of the directors to ensure the continuity of the board of directors and management.

Effect: A staggered board of directors affects every election of directors. The staggered system of electing directors makes it more difficult for stockholders to change the majority of directors even when the only reason for the change may be the performance of the present directors. Changing the majority of directors under the staggered system requires three separate annual meetings, while under the current system of electing directors only one annual meeting is necessary to change all of the of directors. As an ANTI-TAKEOVER MEASURE, the effect is to prevent insurgent stockholders from immediately seizing control of the board of directors, either through stock acquisitions or a proxy contest.




                               Previous Articles of                         Amended and Restated
Subject Matter of Change          Incorporation                          Articles of Incorporation

6.  Removal of directors  Bylaws - Article III.  Directors may  Article VI, Section 6.3.  Stockholders may
                          --------------------                  -----------------------
                          be increased or decreased in . . . .  remove one or more directors with or accordance with NRS Section. . . . .  without cause, but only at a special meeting
                          78.115.  NRS Section 78.335. . . . .  called for the purpose of removing the provides that any director may be. .  director(s).
                          removed from office by the vote of
                          stockholders representing not less
                          than two-thirds of the voting power
                          of the issued and outstanding stock
                          entitled to voting power.



Purpose:  To  place  limitations  on  removal  of  a  director  by stockholders.

Effect: In combination with the prohibition against stockholders calling a special meeting, this provision effectively limits the removal of directors to an annual meeting or board of directors' action. This represents an additional measure to DETER A CHANGE IN CONTROL of the Company.



                                   Previous Articles of                       Amended and Restated
Subject Matter of Change               Incorporation                        Articles of Incorporation

7.  Vacancies on board of  No provision in Articles or Bylaws.    Article VI, Section 6.4.  The board may fill
                           ----------------------------------     -----------------------
directors . . . . . . . .  NRS Section 78.335 provides that       the vacancy, or, if the directors in office
                           all vacancies, including those caused  constitute fewer than a quorum, they may
                           by an increase in the number of        fill the vacancy by the affirmative vote of a
                           directors, may be filled by a          majority of all directors in office.  The
                           majority of the remaining directors,   stockholders may fill a vacancy only if
                           though less than a quorum.             there are no directors in office.
                                                                  Bylaws - Section 3.14.  A director elected
                                                                  ---------------------
                                                                  to fill a vacancy shall serve only until the
                                                                  next election of directors by the
                                                                  stockholders.



Purpose:  No  material  change.

Effect: Prevents stockholders from selecting directors to fill vacancies on the board of directors. This ensures that the board of directors will maintain control over its membership and thereby prevent the removal of management.


                               Previous Articles of                        Amended and Restated
Subject Matter of Change          Incorporation                         Articles of Incorporation

8.  Amending Bylaws       Article VIII.  The board of directors  Article VIII.  Board has power to adopt,
                          ------------                           ------------
                          shall have the power and authority. .  amend or repeal the Bylaws of the to make and alter, or amend the . . .  corporation, subject to the power of the bylaws. . . . . . . . . . . . . . . .  stockholders to amend or repeal the
                                                                 Bylaws.  The stockholders also have the
                          Bylaws - Article VIII.  These . . . .  power to amend or repeal Bylaws of the
                          ---------------------
                          bylaws may be altered, amended, or. .  corporation and to adopt new Bylaws.
                          repealed and new bylaws may be
                          adopted by the board of directors at
                          any regular or special meeting of the
                          board provided however, that any
                          change must be in accordance with
                          the Articles of Incorporation and
                          pursuant to applicable law.



Purpose:  No  material  change.

Effect: Provides the board of directors with the authority to adopt, amend or repeal Bylaws. Directors may effect a change in the Bylaws that could impact the governance of the Company.



                                           Previous Articles of                      Amended and Restated
Subject Matter of Change                      Incorporation                        Articles of Incorporation

9.  Consent in lieu of meeting of  No provision in Articles or Bylaws.   Article IX, Section 9.1.  Any action
                                   ----------------------------------    -----------------------
stockholders. . . . . . . . . . .  NRS Section 78.320 provides that      required or permitted to be taken at a
                                   any action required or permitted to   stockholders meeting may be taken without
                                   be taken at a meeting of the          a meeting, without prior notice and without
                                   stockholders may be taken without a   a vote, if a consent or consents in writing,
                                   meeting if a written consent thereto  setting forth the action taken, are signed by
                                   is signed by the stockholders         the holders of outstanding stock having not
                                   holding at least a majority of the    less than the minimum number of votes
                                   voting power, except that if a        that would be necessary to authorize or take
                                   different proportion of voting power  the action at a meeting at which all shares
                                   is required for such an action at a   entitled to vote were present and voted.
                                   meeting, then that proportion of
                                   written consents is required.



Purpose:  No  material  change.

Effect: The number of shares necessary to approve a proposal by written consent is that number required by law to authorize a particular action. In most cases to approve an action taken at a stockholders meeting under Nevada corporations law, a majority of the issued and outstanding shares must vote for the action. In cases where less than all of the stockholders may approve an action by written consent, a few principal stockholders may approve an action by written consent that other stockholders oppose.




                                          Previous Articles of                     Amended and Restated
Subject Matter of Change                      Incorporation                     Articles of Incorporation

10.  Number of votes necessary to  No provision in Articles or Bylaws.  Article IX, Section 9.2.  The minimum
                                   ----------------------------------   -----------------------
approve actions                    NRS Section 78.320 provides that     number of shares required by law to
                                   action by the stockholders on a      approve the action; pursuant to NRS
                                   matter other than the election of    78.320(1)(b), 51% of the shares present at
                                   directors is approved if the number  the meeting must vote "for" the action.
                                   of votes cast in favor of the action
                                   exceeds the number of votes cast in
                                   Opposition to the action.


Purpose:  No  material  change.

Effect: Generally, Nevada corporations law requires the affirmative vote of a majority of the issued and outstanding common shares to approve an action of the Company by the stockholders.



                               Previous Articles of                        Amended and Restated
Subject Matter of Change          Incorporation                          Articles of Incorporation

11.  Special meetings     Article XIII.  The stockholders have  Article IX, Section 9.3.  Special meetings
                          ------------                          -----------------------
                          the power to hold their meetings at.  of the stockholders of the corporation for such place as may from time to time.  any purpose may be called at any time by be designated by the bylaws or by. .  the board of directors and not by any other resolution of the board of directors  person(s).
                          or stockholders, except as otherwise
                          required by the laws of the State of
                          Nevada.



Purpose: Limits the authority to call a special meeting to the board of directors.

Effect: This is an anti-takeover measure. The provision ensures that stockholders are not able to call a special meeting. The effect is to limit the ability of one or more stockholders from bringing matters before the stockholders that may be contrary to the objectives of the board of directors. This limitation, in conjunction with the provisions on staggered elections of directors and removal of directors, prevents stockholders from effecting a change in control.


                                    Previous Articles of                      Amended and Restated
Subject Matter of Change                Incorporation                      Articles of Incorporation

12.  Quorum for meetings of  No provision in Articles or Bylaws.  Article IX, Section 9.4.  Except as required
                             ----------------------------------   -----------------------
stockholders. . . . . . . .  NRS Section 78.320 provides that a   elsewhere in the Articles of
                             majority of the voting power, which  Incorporation or under law, one-third of the
                             includes the voting power that is    votes entitled to be cast on a matter by the
                             present in person or by proxy,       holders of shares that are entitled to vote
                             constitutes a quorum for the         and be counted on the matter shall
                             transaction of business.             constitute a quorum of such shares at a
                                                                  meeting of stockholders.



Purpose: To decrease the number of shares necessary to constitute a quorum for conducting the business of the Company.

Effect: The ability to form a quorum and hold a stockholder meeting becomes easier because a smaller number of voting shares must be present to convene the meeting. The power to call a special meeting, however, is limited to the board of directors.



                               Previous Articles of                         Amended and Restated
Subject Matter of Change          Incorporation                          Articles of Incorporation

13.  Preemptive Rights    Article X.  Each stockholder of the   Article IV.  Except as may be authorized
                          ---------                             ----------
                          corporation shall be entitled to . .  by the board of directors with respect to a purchase and/or subscribe for the. .  class or series of preferred stock, no number of shares of the corporation.  preemptive rights shall exist with respect which may be issued for money in . .  to shares of stock or securities convertible the same ratio as the number of. . .  into shares of stock of this corporation.
                          shares held bears to the number of
                          shares issued and/or subscribed
                          immediately prior to such additional
                          issue.



Purpose: Take away the right of stockholders to acquire proportional amounts of the corporation's unissued shares upon the decision of the board of directors to issue them.

Effect: Holders of MyPlan's common stock will no longer have the right to a proportionate amount of common stock when the board of directors authorizes the issuance of MyPlan common stock for money. The effect will be to dilute the ownership interests of existing stockholders in the Company when additional common stock is issued.




                                                Previous Articles of                   Amended and Restated
Subject Matter of Change                            Incorporation                    Articles of Incorporation

14.  Corporate right of first refusal  Article XI.  No stockholder shall        No provision in Articles or Bylaws.
                                       ----------                               ----------------------------------
to acquire shares offered for sale. .  transfer, alienate, or in any way by existing stockholders. . . . . . .  dispose of any share of the corporation unless such share shall
                                       first have been offered for sale to the
                                       corporation. The corporation
                                       reserves and shall have the exclusive
                                       right and option to purchase such
                                       shares at a price equal to the market
                                       value thereof within thirty days after
                                       such offer.


Purpose: To allow the stockholders of the corporation to dispose of their shares without first offering the shares for sale to the corporation.

Effect: By eliminating the right of first refusal of the Company to buy the Company's securities held by its stockholders transferring or otherwise disposing of their securities, the stockholders are free to offer and sell their securities without first going to the Company and waiting 30 days. The effect is to free up the securities of the Company, allowing them to be more easily and quickly transferred or sold.



                       WHERE YOU CAN FIND MORE INFORMATION

MyPlan is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC"). You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549; the SEC's regional office located at 500 West Madison Street, Chicago, Illinois, 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web-site that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.

                                  OTHER MATTERS

A copy of the proposed Amended and Restated Articles of Incorporation is enclosed herewith as Exhibit A, and a copy of the adopted Amended and Restated Bylaws is enclosed herewith as Exhibit B.

                                         Dated:  December  21,  2001.

                                         By Order of the Board of Directors

                                          /s/ Nak Hoon Kim
                                         ___________________________________
                                         Nak  Hoon  Kim,  President

                                    EXHIBIT A


                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                                MYPLAN USA, INC.

     The undersigned hereby adopts as its chartering document these Amended and Restated Articles of Incorporation.

                                   ARTICLE I

     The  name  of  the  corporation  is  "MyPlan  USA,  Inc."

                                   ARTICLE II

     2.1.     Authorized  Capital

     The total number of shares that this corporation is authorized to issue is 120,000,000, consisting of 100,000,000 shares of Common Stock having a par value of $0.001 per share and 20,000,000 shares of Preferred Stock having a par value of $0.001 per share. The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below.

     2.2.     Issuance  of  Preferred  Stock  by  Class  and  in  Series

     The Preferred Stock may be issued from time to time in one or more classes and one or more series within such classes in any manner permitted by law and the provisions of these Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for its issuance, prior to the issuance of any shares. The Board of Directors shall have the authority to fix and determine and to amend the designation, preferences, limitations and relative rights of the shares (including, without limitation, such matters as dividends, redemption, liquidation, conversion and voting) of any class or series that is wholly unissued or to be established. Unless otherwise specifically provided in the resolution establishing any class or series, the Board of Directors shall further have the authority, after the issuance of shares of a class or series whose number it has designated, to amend the resolution establishing such class or series to decrease the number of shares of that class or series, but not below the number of shares of such class or series then outstanding.

                                   ARTICLE III

     The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

     3.1     Omnibus.

     To have to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized ("applicable corporate law") and any and all acts amendatory thereof and supplemental thereto.

     3.2. Carrying On Business Outside State.

     To conduct and carry on its business or any branch thereof in any state or territory of the United States or in any foreign country in conformity with the laws of such state, territory, or foreign country, and to have and maintain in any state, territory, or foreign country a business office, plant, store or other facility.

     3.3. Purposes To Be Construed As Powers.

     The purposes specified herein shall be construed both as purposes and powers and shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause in this or any other article, but the purposes and powers specified in each of the clauses herein shall be regarded as independent purposes and powers, and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or of the general powers of the corporation; nor shall the expression of one thing be deemed to exclude another, although it be of like nature not expressed.

                                   ARTICLE IV

     Except as may be authorized pursuant to Section 2.2 of Article II, no pre-emptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this corporation.

                                    ARTICLE V

     The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of this corporation.

                                   ARTICLE VI

     6.1.     Number  of  Directors

     The Board of Directors shall be composed of not less than one nor more than six Directors. Except with respect to the initial Director, the specific number of Directors shall be set by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The number of Directors of this corporation may be increased or decreased from time to time in the manner provided herein, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

     6.2.     Classification  of  Directors

     The Directors shall be divided into three classes, with each class to be as nearly equal in number as possible, as specified by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The term of office of Directors of the first class shall expire at the first annual meeting of stockholders after their election. The term of office of Directors of the second class shall expire at the second annual meeting after their election. The term of office of Directors of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, a number of Directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of Directors.

     6.3.     Removal  of  Directors

     The stockholders may remove one or more Directors with or without cause, but only at a special meeting called for the purpose of removing the Director or Directors, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the Director or Directors.

     6.4.     Vacancies  on  Board  of  Directors

     If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of Directors, the Board of Directors may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The stockholders may fill a vacancy only if there are no Directors in office.

                                   ARTICLE VII

     This corporation reserves the right to amend or repeal any of the provisions contained in these Articles of Incorporation in any manner now or hereafter permitted by the applicable corporate law, and the rights of the stockholders of this corporation are granted subject to this reservation.

                                  ARTICLE VIII

     The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of this corporation, subject to the power of the stockholders to amend or repeal such Bylaws. The stockholders shall also have the power to amend or repeal the Bylaws of this corporation and to adopt new Bylaws.

                                    ARTICLE IX

     9.1.     Stockholder  Actions

     Subject to any limitations imposed by applicable securities laws, any action required or permitted to be taken at a stockholders meeting may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

     9.2.     Number  of  Votes  Necessary  to  Approve  Actions

     Whenever applicable corporate law permits a corporation's articles of incorporation to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by stockholders, these Articles of Incorporation hereby specify that the number of shares required to approve such an action shall be such lesser number.

     9.3.     Special  Meetings  of  Stockholders

     So long as this corporation is a public company, special meetings of the stockholders of the corporation for any purpose may be called at any time by the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.

     9.4.     Quorum  for  Meetings  of  Stockholders.

     Except with respect to any greater requirement contained in these Articles of Incorporation or the applicable corporate law, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the applicable corporate law, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of stockholders.

                                    ARTICLE X

     To the full extent that applicable corporate law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the personal liability of Directors, a Director of this corporation shall not be liable to this corporation or its stockholders for monetary damages for conduct as a Director. Any amendments to or repeal of this Article X shall not adversely affect any right or protection of a Director of this corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.

                                   ARTICLE XI

     11.1.     Indemnification.

     The corporation shall indemnify its directors to the full extent permitted by applicable corporate law now or hereafter in force. However, such indemnity shall not apply if the director did not (a) act in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the corporation, and (b) with respect to any criminal action or proceeding, have reasonable cause to believe the director's conduct was unlawful. The corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws, or in a separate Board resolution or contract.

     11.2.     Authorization.

     The Board of Directors may take such action as is necessary to carry out these indemnification and expense advancement provisions. It is expressly empowered to adopt, approve, and amend from time to time such Bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such Bylaws, resolutions, contracts or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.

     11.3.     Effect  of  Amendment.

     No amendment or repeal of this Article shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                                   ARTICLE XII

     This Amended and Restated Articles of Incorporation shall become effective upon filing.

     IN WITNESS WHEREOF, the undersigned, President of the corporation, for the purpose of amending and restating Articles of Incorporation of MyPlan USA, Inc., hereby makes, files and records this Amended and Restated Articles of Incorporation and certifies that it is the act and deed of the corporation and that the facts stated herein are true.


       /s/ Seung Hee Choi                               November  28,  2001
     ---------------------------                        -----------------------
     Seung Hee Choi,  Secretary                                    Date

                                    EXHIBIT B
                              AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                                MYPLAN USA, INC.
                                  DECEMBER 2001


TABLE  OF  CONTENTS
-------------------


SECTION 1 - OFFICES                                                       4

SECTION 2 - SHAREHOLDERS                                                  4
     2.1     Annual Meeting                                               4
     2.2     Special Meetings                                             4
     2.3     Meetings by Communications Equipment                         4
     2.4     Date, Time and Place of Meetings                             4
     2.5     Notice of Meeting                                            4
     2.6     Waiver of Notice                                             5
     2.7     Fixing of Record Date for Determining Shareholders           5
     2.8     Voting Record                                                6
     2.9     Quorum                                                       6
     2.10    Manner of Acting                                             6
     2.11    Proxies                                                      7
     2.12    Voting Shares                                                7
     2.13    Voting for Directors                                         7
     2.14    Action by Shareholders Without a Meeting                     7

SECTION 3 - BOARD OF DIRECTORS                                            7
     3.1     General Powers                                               8
     3.2     Number, Classification and Tenure                            8
     3.3     Annual and Regular Meetings                                  8
     3.4     Special Meetings                                             9
     3.5     Meetings by Communications Equipment                         9
     3.6     Notice of Special Meetings                                   9
             3.6.1     Personal Delivery                                  9
             3.6.2     Delivery by Mail                                   9
             3.6.3     Delivery by Private Carrier                        9
             3.6.4     Facsimile Notice                                  10
             3.6.5     Delivery by Telegraph                             10
             3.6.6     Oral Notice                                       10
                                        1

     3.7     Waiver of Notice                                            10
             3.7.1     In Writing                                        10
             3.7.2     By Attendance                                     10
     3.8     Quorum                                                      10
     3.9     Manner of Acting                                            11
     3.10     Presumption of Assent                                      11
     3.11     Action by Board or Committees Without a Meeting            11
     3.12     Resignation                                                11
     3.13     Removal                                                    12
     3.14     Vacancies                                                  12
     3.15     Executive and Other Committees                             12
             3.15.1     Creation of Committees                           12
             3.15.2     Authority of Committees                          12
             3.15.3     Minutes of Meetings                              13
             3.15.4     Removal                                          13
     3.16     Compensation                                               13

SECTION 4 - OFFICERS                                                     13
     4.1     Appointment and Term                                        13
     4.2     Resignation                                                 13
     4.3     Removal                                                     14
     4.4     Contract Rights of Officers                                 14
     4.5     Chairman of the Board                                       14
     4.6     President                                                   14
     4.7     Vice President                                              14
     4.8     Secretary                                                   14
     4.9     Treasurer                                                   15
     4.10    Salaries                                                    15

SECTION 5 - CONTRACTS, LOANS, CHECKS AND DEPOSITS                        15
     5.1     Contracts                                                   15
     5.2     Loans to the Corporation                                    15
     5.3     Checks, Drafts, Etc.                                        15
     5.4     Deposits                                                    16

SECTION 6 - CERTIFICATES FOR SHARES AND THEIR TRANSFER                   16
     6.1     Issuance of Shares                                          16
     6.2     Certificates for Shares                                     16
     6.3     Stock Records                                               16
     6.4     Restriction on Transfer                                     16
     6.5     Transfer of Shares                                          17
     6.6     Lost or Destroyed Certificates                              17
                                        2

SECTION 7 - BOOKS AND RECORDS                                            17

SECTION 8 - ACCOUNTING YEAR                                              18

SECTION 9 - SEAL                                                         18

SECTION 10 - INDEMNIFICATION                                             18
     10.1     Right to Indemnification                                   18
     10.2     Restrictions on Indemnification                            19
     10.3     Advancement of Expenses                                    19
     10.4     Right of Indemnitee to Bring Suit                          19
     10.5     Nonexclusivity of Rights                                   20
     10.6     Insurance, Contracts and Funding                           20
     10.7     Identification of Employees and Agents of the Corporation  20
     10.8     Persons Serving Other Entities                             20

SECTION 11 - LIMITATION OF LIABILITY                                     21

SECTION 12 - AMENDMENTS                                                  21

                               SECTION 1.  OFFICES

     The principal office of the corporation shall be located at the principal place of business or such other place as the Board of Directors ("Board") may designate. The corporation may have such other offices as the Board may designate or as the business of the corporation may require.

                            SECTION 2.  STOCKHOLDERS

2.1     ANNUAL  MEETING

The annual meeting of the stockholders to elect directors and transact such other business as may properly come before the meeting shall be held on a date not more than 180 days after the end of the corporation's fiscal year, such date and time to be determined by the Board.

2.2     SPECIAL  MEETINGS

     Special meetings of the stockholders of the corporation for any purpose may be called at any time by the Board of Directors or, if the directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the directors in office, but such special meetings may not be called by any other person or persons.

2.3     MEETINGS  BY  COMMUNICATIONS  EQUIPMENT

     Stockholders may participate in any meeting of the stockholders by any means of communication by which all persons participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

2.4     DATE,  TIME  AND  PLACE  OF  MEETING

     Except as otherwise provided in these Bylaws, all meetings of stockholders, including those held pursuant to demand by stockholders, shall be held on such date and at such time and place designated by or at the direction of the Board.

2.5     NOTICE  OF  MEETING

     Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given by or at the direction of the Board, the Chairman of the Board, the President or the Secretary to each stockholder entitled to notice of or to vote at the meeting not less than 10 nor more than 60 days before the meeting, except that notice of a meeting to act on a plan of merger or share exchange, the sale, lease, exchange or other disposition of all or substantially all of the corporation's assets other than in the regular course of business, or the dissolution of the corporation shall be given not less than 20 or more than 60 days before such meeting. If an annual or special stockholders' meeting is adjourned to a different date, time or place, no notice of the new date, time or place is required if they are announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed, notice of the adjourned meeting must be given to stockholders entitled to notice of or to vote as of the new record date.

Such notice may be transmitted by mail, private carrier, personal delivery, telegraph, teletype or communications equipment that transmits a facsimile of the notice. If those forms of written notice are impractical in the view of the Board, the Chairman of the Board, the President or the Secretary, written notice may be transmitted by an advertisement in a newspaper of general circulation in the area of the corporation's principal office. If such notice is mailed, it shall be deemed effective when deposited in the official government mail, first-class postage prepaid, properly addressed to the stockholder at such stockholder's address as it appears in the corporation's current record of stockholders. Notice given in any other manner shall be deemed effective when dispatched to the stockholder's address, telephone number or other number appearing on the records of the corporation. Any notice given by publication as herein provided shall be deemed effective five days after first publication.

2.6     WAIVER  OF  NOTICE

     Whenever any notice is required to be given by an stockholder under the provisions of these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law, a waiver of notice in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting or before or after the action to be taken by consent is effective, shall be deemed equivalent to the giving of such notice. Further, notice of the time, place and purpose of any meeting will be deemed to be waived by any stockholder by attendance in person or by proxy, unless such stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

2.7     FIXING  OF  RECORD  DATE  FOR  DETERMINING  STOCKHOLDERS

     For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to receive payment of any dividend, or in order to make a determination of stockholders for any other purpose, the Board may fix a future date as the record date for any such determination. Such record date shall be not more than 60 days, and, in case of a meeting of stockholders, not less than 10 days, prior to the date on which the particular action requiring such determination is to be taken. If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting, the record date shall be the day immediately preceding the date on which notice of the meeting is first given to stockholders. Such a determination shall apply to any adjournment of the meeting unless the Board fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If no record date is set for the determination of stockholders entitled to receive payment of any stock, dividend or distribution (other than one involving a purchase, redemption or other acquisition of the corporation's shares), the record date shall be the date the Board authorizes the stock dividend or distribution.

2.8     VOTING  RECORD

     At least 10 days before each meeting of stockholders, an alphabetical list of the stockholders entitled to notice of such meeting shall be made, arranged by voting group and by each class or series of shares, with the address of and number of shares held by each stockholder. This record shall be kept at the principal office of the corporation for 10 days prior to such meeting, and shall be kept open at such meeting, for inspection by any stockholder or any stockholder's agent or attorney.

2.9     QUORUM

     Except with respect to any greater requirement contained in the Articles of Incorporation or the Nevada Private Corporations Law, one-third of the votes entitled to be cast on a matter by the holders of shares, pursuant to the Articles of Incorporation or the Nevada Private Corporations Law, entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of stockholders. If less than the required number of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time. Any business may be transacted at a reconvened meeting that might have been transacted at the meeting as originally called, provided a quorum is present or represented at such meeting. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment (unless a new record date is or must be set for the adjourned meeting), notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

2.10     MANNER  OF  ACTING

     If a quorum is present, action on a matter other than the election of directors shall be approved if the votes cast in favour of the action by the shares entitled to vote and be counted collectively upon such matter exceed the votes cast against such action by the shares entitled to vote and be counted collectively thereon, unless the Articles of Incorporation or the Nevada Private Corporations Law requires a greater number of affirmative votes. Whenever the Nevada Private Corporations Law permits a corporation's bylaws to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by stockholders, these Bylaws hereby specify that the number of shares required to approve such an action shall be such lesser number.

2.11     PROXIES

     A stockholder may vote by proxy executed in writing by the stockholder or by his or her attorney-in-fact or agent. Such proxy shall be effective when received by the Secretary or other officer or agent authorized to tabulate votes. A proxy shall become invalid 6 months after the date of its execution, unless it is coupled with an interest or as otherwise provided in the proxy by the stockholder. A proxy with respect to a specified meeting shall entitle its holder to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment.

2.12     VOTING  SHARES

     Except as provided in the Articles of Incorporation, each outstanding share entitled to vote with respect to a matter submitted to a meeting of stockholders shall be entitled to one vote upon such matter.

2.13     VOTING  FOR  DIRECTORS

     Each stockholder entitled to vote in an election of directors may vote, in person or by proxy, the number of shares owned by such stockholder for as many persons as there are directors to be elected and for whose election such stockholder has a right to vote. Stockholders shall not have the right to cumulate their votes. Unless otherwise provided in the Articles of Incorporation, the candidates elected shall be those receiving the largest number of votes cast, up to the number of directors to be elected.

2.14     ACTION  BY  STOCKHOLDERS  WITHOUT  A  MEETING

     Any action that may be or is required to be taken at a meeting of the stockholders may be taken without a meeting if one or more written consents describing the action taken shall be signed by stockholders holding of record or otherwise entitled to vote in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted. The
Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If not otherwise fixed by the Board, the record date for determining stockholders entitled to take action without a meeting is the date the first stockholder consent is delivered to the corporation. A stockholder may withdraw a consent only by delivering a written notice of withdrawal to the corporation prior to the time that consents sufficient to authorize taking the action have been delivered to the corporation. Every written consent shall bear the date of signature of each stockholder who signs the consent. A written consent is not effective to take the action referred to in the consent unless, within 60 days of the earliest dated consent delivered to the corporation, written consents signed by a sufficient number of stockholders to take action are delivered to the corporation. Unless the consent specifies a later effective date, actions taken by written consent of the stockholders are effective when (a) consents sufficient to authorize taking the action are in the possession of the corporation and (b) the period of advance notice required by the Articles of Incorporation to be given to any nonconsenting or nonvoting stockholders has been satisfied. Any such consent shall be inserted in the minute book as if it were the minutes of a meeting of the stockholders.

                         SECTION 3.  BOARD OF DIRECTORS

3.1     GENERAL  POWERS

     All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board, except as may be otherwise provided in these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law.

3.2     NUMBER,  CLASSIFICATION  AND  TENURE

     The Board of Directors shall be composed of not less than one nor more than six directors. The specific number of directors shall be set by resolution of the Board of Directors or, if the directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the directors in office. The number of directors of this corporation may be increased or decreased from time to time in the manner provided by the Articles of Incorporation, but no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. The directors shall be divided into three classes, with each class to be as nearly equal in number as possible, as specified by resolution of the Board or, if the directors in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all the directors in office. The term of office of directors of the first class shall expire at the first annual meeting of stockholders after their election. The term of office of directors of the second class shall expire at the second annual meeting after their election. The term of office of directors of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, a number of Directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. Absent his or her death, resignation or removal, a director shall continue to serve despite the expiration of the director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of directors. directors need not be stockholders of the corporation or residents of the state of Nevada, and need not meet any other qualifications.

3.3     ANNUAL  AND  REGULAR  MEETINGS

     An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of stockholders. The Board, or any committee designated by the Board, may specify the time and place for holding regular meetings without notice other than such resolution.

3.4     SPECIAL  MEETINGS

     Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chairman of the Board, the President, the Secretary or, in the case of special Board meetings, any one-third or more of the directors in office and, in the case of any special meeting of any committee designated by the Board, by its Chairman. The person or persons authorized to call special meetings may fix any place for holding a special Board or committee meeting called by them.

3.5     MEETINGS  BY  COMMUNICATIONS  EQUIPMENT

     Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by, or conduct the meeting through the use of, any means of communication by which all directors participating in the meeting can hear each other during the meeting.
Participation  by  such  means shall constitute presence in person at a meeting.

3.6     NOTICE  OF  SPECIAL  MEETINGS

     Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a director in writing or orally. Neither the business to be transacted at nor the purpose of any special meeting need be specified in the notice of such meeting.

     3.6.1     PERSONAL  DELIVERY

     If notice is given by personal delivery, the notice shall be delivered to a director at least two days before the meeting.

     3.6.2     DELIVERY  BY  MAIL

     If notice is delivered by mail, the notice shall be deposited in the official government mail at least five days before the meeting, properly addressed to a director at his or her address shown on the records of the corporation, with postage thereon prepaid.

     3.6.3     DELIVERY  BY  PRIVATE  CARRIER

     If notice is given by private carrier, the notice shall be dispatched to a director at his or her address shown on the records of the corporation at least three days before the meeting.

     3.6.4     FACSIMILE  NOTICE

     If a notice is delivered by wire or wireless equipment that transmits a facsimile of the notice, the notice shall be dispatched at least two days before the meeting to a director at his or her telephone number or other number appearing on the records of the corporation.

     3.6.5     DELIVERY  BY  TELEGRAPH

     If notice is delivered by telegraph, the notice shall be delivered to the telegraph company for delivery to a director at his or her address shown on the records of the corporation at least three days before the meeting.

     3.6.6     ORAL  NOTICE

If notice is delivered orally, by telephone or in person, the notice shall be personally given to the director at least two days before the meeting.

3.7     WAIVER  OF  NOTICE

     3.7.1     IN  WRITING

     Whenever any notice is required to be given to any director under the provisions of these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law, a waiver thereof in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board or any committee designated by the Board need be specified in the waiver of notice of such meeting.

     3.7.2     BY  ATTENDANCE

A DIRECTOR'S ATTENDANCE AT OR PARTICIPATION IN A BOARD OR COMMITTEE MEETING SHALL CONSTITUTE A WAIVER OF NOTICE OF SUCH MEETING, UNLESS THE DIRECTOR AT THE BEGINNING OF THE MEETING, OR PROMPTLY UPON HIS OR HER ARRIVAL, OBJECTS TO HOLDING THE MEETING OR TRANSACTING BUSINESS AT SUCH MEETING AND DOES NOT
THEREAFTER  VOTE  FOR  OR  ASSENT  TO  ACTION  TAKEN  AT  THE  MEETING.

3.8     QUORUM

     A majority of the number of directors fixed by or in the manner provided in these Bylaws shall constitute a quorum for the transaction of business at any Board meeting but if less than a majority are present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. A majority of the number of directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee but if less than a majority are present at a meeting, a majority of such directors present may adjourn the committee meeting from time to time without further notice.

3.9     MANNER  OF  ACTING

     If a quorum is present when the vote is taken, the act of the majority of the directors present at a Board or committee meeting shall be the act of the Board or such committee, unless the vote of a greater number is required by these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law.

3.10     PRESUMPTION  OF  ASSENT

     A DIRECTOR OF THE CORPORATION WHO IS PRESENT AT A BOARD OR COMMITTEE MEETING AT WHICH ANY ACTION IS TAKEN SHALL BE DEEMED TO HAVE ASSENTED TO THE ACTION TAKEN UNLESS (A) THE DIRECTOR OBJECTS AT THE BEGINNING OF THE MEETING, OR PROMPTLY UPON THE DIRECTOR'S ARRIVAL, TO HOLDING THE MEETING OR TRANSACTING ANY BUSINESS AT SUCH MEETING, (B) THE DIRECTOR'S DISSENT OR ABSTENTION FROM THE ACTION TAKEN IS ENTERED IN THE MINUTES OF THE MEETING, OR (C) THE DIRECTOR DELIVERS WRITTEN NOTICE OF THE DIRECTOR'S DISSENT OR ABSTENTION TO THE PRESIDING OFFICER OF THE MEETING BEFORE ITS ADJOURNMENT OR TO THE CORPORATION WITHIN A REASONABLE TIME AFTER ADJOURNMENT OF THE MEETING. THE RIGHT OF DISSENT OR ABSTENTION IS NOT AVAILABLE TO A DIRECTOR WHO VOTES IN FAVOR OF THE ACTION TAKEN.

3.11     ACTION  BY  BOARD  OR  COMMITTEES  WITHOUT  A  MEETING

     Any action that could be taken at a meeting of the Board or of any committee created by the Board may be taken without a meeting if one or more written consents setting forth the action so taken are signed by all of the directors or by all of the committee members either before or after the action is taken and delivered to the corporation. Action taken by written consent of directors without a meeting is effective when the last director signs the consent, unless the consent specifies a later effective date. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.

3.12     RESIGNATION

     Any director may resign from the Board or any committee of the Board at any time by delivering either oral tender of resignation at any meeting of the Board or any committee, or written notice to the Chairman of the Board, the President, the Secretary or the Board. Any such resignation is effective upon delivery thereof unless the notice of resignation specifies a later effective date and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

3.13     REMOVAL

     At a meeting of stockholders called expressly for that purpose, one or more members of the Board, including the entire Board, may be removed with or without cause (unless the Articles of Incorporation permits removal for cause only) by the holders of the shares entitled to elect the director or directors whose removal is sought if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director.

3.14     VACANCIES

     If a vacancy occurs on the Board, including a vacancy resulting from an increase in the number of directors, the Board may fill the vacancy, or, if the directors in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the directors in office. The stockholders may fill a vacancy only if there are no directors in office. A director elected to fill a vacancy shall serve only until the next election of directors by the stockholders.

3.15     EXECUTIVE  AND  OTHER  COMMITTEES

3.15.1     CREATION  OF  COMMITTEES

     THE BOARD, BY RESOLUTION ADOPTED BY THE GREATER OF A MAJORITY OF THE DIRECTORS THEN IN OFFICE AND THE NUMBER OF DIRECTORS REQUIRED TO TAKE ACTION IN ACCORDANCE WITH THESE BYLAWS, MAY CREATE STANDING OR TEMPORARY COMMITTEES, INCLUDING AN EXECUTIVE COMMITTEE, AND APPOINT MEMBERS FROM ITS OWN NUMBER AND INVEST SUCH COMMITTEES WITH SUCH POWERS AS IT MAY SEE FIT, SUBJECT TO SUCH CONDITIONS AS MAY BE PRESCRIBED BY THE BOARD, THE ARTICLES OF INCORPORATION, THESE BYLAWS AND APPLICABLE LAW. EACH COMMITTEE MUST HAVE ONE OR MORE MEMBERS, AND THE BOARD MAY DESIGNATE ONE OR MORE DIRECTORS AS ALTERNATE MEMBERS WHO MAY REPLACE ANY ABSENT OR DISQUALIFIED MEMBER AT ANY COMMITTEE MEETING, WITH ALL SUCH MEMBERS AND ALTERNATE MEMBERS TO SERVE AT THE PLEASURE OF THE BOARD.

3.15.2     AUTHORITY  OF  COMMITTEES

     EACH COMMITTEE SHALL HAVE AND MAY EXERCISE ALL THE AUTHORITY OF THE BOARD TO THE EXTENT PROVIDED IN THE RESOLUTION OF THE BOARD CREATING THE COMMITTEE AND ANY SUBSEQUENT RESOLUTIONS ADOPTED IN LIKE MANNER, EXCEPT THAT NO SUCH COMMITTEE SHALL HAVE THE AUTHORITY TO: (I) APPROVE OR ADOPT, OR RECOMMEND TO THE STOCKHOLDERS, ANY ACTION OR MATTER EXPRESSLY REQUIRED BY THE ARTICLES OF
INCORPORATION OR THE NEVADA PRIVATE CORPORATIONS LAW TO BE SUBMITTED TO STOCKHOLDERS FOR APPROVAL OR (II) ADOPT, AMEND OR REPEAL ANY BYLAW OF THE CORPORATION.

3.15.3     MINUTES  OF  MEETINGS

     All committees shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

     3.15.4     REMOVAL

     The Board may remove any member of any committee elected or appointed by it but only by the affirmative vote of the greater of a majority of directors then in office and the number of directors required to take action in accordance with these Bylaws.

3.16     COMPENSATION

     By Board resolution, directors and committee members may be paid either expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as director or a committee member, or a combination of the foregoing. No such payment shall preclude any director or committee member from serving the corporation in any other capacity and receiving compensation therefore.

                              SECTION 4.  OFFICERS

4.1     APPOINTMENT  AND  TERM

     The officers of the corporation shall be those officers appointed from time to time by the Board or by any other officer empowered to do so. The Board shall have sole power and authority to appoint executive officers. As used herein, the term "executive officer" shall mean the President, the chief financial officer and any other officer designated by the Board as an executive officer. The Board or the President may appoint such other officers to hold office for such period, have such authority and perform such duties as may be prescribed. The Board may delegate to any other officer the power to appoint any subordinate officers and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person. Unless an officer dies, resigns or is removed from office, he or she shall hold office until his or her successor is appointed.

4.2     RESIGNATION

     Any officer may resign at any time by delivering written notice to the corporation. Any such resignation is effective upon delivery, unless the notice of resignation specifies a later effective date, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

4.3     REMOVAL

     Any officer may be removed by the Board at any time, with or without cause. An officer or assistant officer, if appointed by another officer, may be removed at any time, with or without cause, by any officer authorized to appoint such officer or assistant officer.

4.4     CONTRACT  RIGHTS  OF  OFFICERS

     The  appointment  of  an  officer  does  not itself create contract rights.

4.5     CHAIRMAN  OF  THE  BOARD

     If appointed, the Chairman of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time, and shall preside over meetings of the Board and stockholders unless another officer is appointed or designated by the Board of Directors or Chairman of such meetings.

4.6     PRESIDENT

     The President shall be the chief executive officer of the corporation, unless some other officer is so designated by the Board, shall preside over meetings of the Board and stockholders in the absence of a Chairman of the Board, and, subject to the Board's control, shall supervise and control all the assets, business and affairs of the corporation. In general, the President shall perform all duties incident to the office of President and such other duties as are prescribed by the Board from time to time. If no Secretary has been appointed, the President shall have responsibility for the preparation of minutes of meetings of the Board and stockholders and for authentication of the records of the corporation.

4.7     VICE  PRESIDENT

     In the event of the death of the President or his or her inability to act, the Vice President (or if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President, or if no Vice President is so designated, the Vice President first elected to such office) shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by or at the direction of the Board.

4.8     SECRETARY

     The Secretary shall be responsible for preparation of minutes of the meetings of the Board and stockholders, maintenance of the corporation's records and stock registers, and authentication of the corporation's records, and shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

4.9     TREASURER

     The Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation, receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws, and in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

4.10     SALARIES

     The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the corporation.

                SECTION 5.  CONTRACTS, LOANS, CHECKS AND DEPOSITS

5.1     CONTRACTS

     The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances.

5.2     LOANS  TO  THE  CORPORATION

     No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

5.3     CHECKS,  DRAFTS,  ETC.

     All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agent or agents, of the corporation and in such manner as is from time to time determined by resolution of the Board.

5.4     DEPOSITS

     All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may authorize.

             SECTION 6.  CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1     ISSUANCE  OF  SHARES

     No shares of the corporation shall be issued unless authorized by the Board, or by a committee designated by the Board to the extent such committee is empowered to do so.

6.2     CERTIFICATES  FOR  SHARES

     Certificates representing shares of the corporation shall be signed, either manually or in facsimile, by the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary and shall include on their face written notice of any restrictions that may be imposed on the transferability of such shares. All certificates shall be consecutively numbered or otherwise identified.

6.3     STOCK  RECORDS

     The stock transfer books shall be kept at the principal office of the corporation or at the office of the corporation's transfer agent or registrar. The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

6.4     RESTRICTION  ON  TRANSFER

     Except to the extent that the corporation has obtained an opinion of counsel acceptable to the corporation that transfer restrictions are not required under applicable securities laws, or has otherwise satisfied itself that such transfer restrictions are not required, all certificates representing shares of the corporation shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face, which reads substantially as follows:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEEN REGISTERED UNDERTHE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

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6.5     TRANSFER  OF  SHARES

     The transfer of shares of the corporation shall be made only on the stock transfer books of the corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the corporation. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and cancelled.

6.6     LOST  OR  DESTROYED  CERTIFICATES

     In the case of a lost, destroyed or damaged certificate, a new certificate may be issued in its place upon such terms and indemnity to the corporation as the Board may prescribe.

                          SECTION 7.  BOOKS AND RECORDS

     The  corporation  shall:

(A) KEEP AS PERMANENT RECORDS MINUTES OF ALL MEETINGS OF ITS STOCKHOLDERS AND THE BOARD, A RECORD OF ALL ACTIONS TAKEN BY THE STOCKHOLDERS OR THE BOARD WITHOUT A MEETING, AND A RECORD OF ALL ACTIONS TAKEN BY A COMMITTEE OF THE BOARD EXERCISING THE AUTHORITY OF THE BOARD ON BEHALF OF THE CORPORATION.

(bB) Maintain appropriate accounting records.

(C) MAINTAIN A RECORD OF ITS STOCKHOLDERS, IN A FORM THAT PERMITS PREPARATION OF A LIST OF THE NAMES AND ADDRESSES OF ALL STOCKHOLDERS, IN ALPHABETICAL ORDER BY CLASS OF SHARES SHOWING THE NUMBER AND CLASS OF SHARES HELD BY EACH; PROVIDED, HOWEVER, SUCH RECORD MAY BE MAINTAINED BY AN AGENT OF THE CORPORATION.

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(D)  MAINTAIN ITS RECORDS IN WRITTEN FORM OR IN ANOTHER FORM CAPABLE OF
     CONVERSION INTO WRITTEN FORM WITHIN A REASONABLE TIME.

(E)  KEEP A COPY OF THE FOLLOWING RECORDS AT ITS PRINCIPAL OFFICE:

1. THE ARTICLES OF INCORPORATION AND ALL AMENDMENTS THERETO AS CURRENTLY IN EFFECT;
2.   THESE BYLAWS AND ALL AMENDMENTS THERETO AS CURRENTLY IN EFFECT;
3. THE MINUTES OF ALL MEETINGS OF STOCKHOLDERS AND RECORDS OF ALL ACTION TAKEN BY STOCKHOLDERS WITHOUT A MEETING, FOR THE PAST THREE YEARS;
4.   THE CORPORATION'S FINANCIAL STATEMENTS FOR THE PAST THREE YEARS;
5. ALL WRITTEN COMMUNICATIONS TO STOCKHOLDERS GENERALLY WITHIN THE PAST THREE YEARS;
6. A LIST OF THE NAMES AND BUSINESS ADDRESSES OF THE CURRENT DIRECTORS AND OFFICERS; AND
7.   THE MOST RECENT ANNUAL REPORT DELIVERED TO THE NEVADA SECRETARY OF STATE.

                           SECTION 8.  ACCOUNTING YEAR

     The accounting year of the corporation shall be the calendar year, provided that if a different accounting year is at any time selected by the Board for purposes of federal income taxes, or any other purpose, the accounting year shall be the year so selected.

                                SECTION 9.  SEAL

     The Board may provide for a corporate seal that shall consist of the name of the corporation, the state of its incorporation, and the year of its incorporation.

                          SECTION 10.  INDEMNIFICATION

10.1     RIGHT  TO  INDEMNIFICATION

     Each person who was, is or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any threatened, pending or completed action, suit, claim or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (hereinafter "proceedings"), by reason of the fact that he or she is or was a director or officer of the corporation or, that being or having been such a director or officer of the corporation, he or she is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (hereafter an "indemnitee"), whether the basis of a proceeding is alleged action in an official capacity or in any other capacity while serving as such a director, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the corporation against all losses, claims, damages (compensatory, exemplary, punitive or otherwise), liabilities and expenses (including attorneys' fees, costs, judgments, fines, ERISA excise taxes or penalties, amounts to be paid in settlement and any other expenses) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer of the Company or a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of the indemnity's heirs, executors and administrators. Except as provided in subsection 10.4 of this Section with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if a proceeding (or part thereof) was authorized or ratified by the Board. The right to indemnification conferred in this Section shall be a contract right.

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10.2     RESTRICTIONS  ON  INDEMNIFICATION

     No indemnification shall be provided to any such indemnitee for acts or omissions of the indemnitee (a) if the indemnitee did not (i) act in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the corporation, and (ii) with respect to any criminal action or proceeding, have reasonable cause to believe the indemnity's conduct was unlawful or (b) if the corporation is otherwise prohibited by applicable law from paying such indemnification. Notwithstanding the foregoing, if Section
78.7502 or any successor provision of the Nevada Private Corporations Law is hereafter amended, the restrictions on indemnification set forth in this subsection 10.2 shall be as set forth in such amended statutory provision.

10.3     ADVANCEMENT  OF  EXPENSES

     The right to indemnification conferred in this Section shall include the right to be paid by the corporation the expenses reasonably incurred in defending any proceeding in advance of its final disposition (hereinafter an "advancement of expenses"). An advancement of expenses shall be made upon delivery to the corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified.

10.4     RIGHT  OF  INDEMNITEE  TO  BRING  SUIT

     If a claim under subsection 10.1 or 10.3 of this Section is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part, in any such suit or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of the undertaking, the indemnitee shall be entitled to be paid also the expense of litigating such suit. The indemnitee shall be presumed to be entitled to indemnification under this Section upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, when the required undertaking has been tendered to the corporation) and thereafter the corporation shall have the burden of proof to overcome the presumption that the indemnitee is so entitled.

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10.5     NONEXCLUSIVITY  OF  RIGHTS

     The right to indemnification and the advancement of expenses conferred in this Section shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or Bylaws of the corporation, general or specific action of the Board or stockholders, contract or otherwise.

10.6     INSURANCE,  CONTRACTS  AND  FUNDING

     The corporation may maintain insurance, at its expense, to protect itself and any director, officer, partner, trustee, employee or agent of the corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the corporation would have the authority or right to indemnify such person against such expense, liability or loss under the Nevada Private Corporations Law or other law. The corporation may enter into contracts with any director, officer, partner, trustee, employee or agent of the corporation in furtherance of the provisions of this section and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Section.

10.7     INDEMNIFICATION  OF  EMPLOYEES  AND  AGENTS  OF  THE  CORPORATION

     In addition to the rights of indemnification set forth in subsection 10.1, the corporation may, by action of the Board, grant rights to indemnification and advancement of expenses to employees and agents or any class or group of employees and agents of the corporation (a) with the same scope and effect as the provisions of this Section with respect to indemnification and the advancement of expenses of directors and officers of the corporation; (b) pursuant to rights granted or provided by the Nevada Private Corporations Law; or (c) as are otherwise consistent with the law.

10.8     PERSONS  SERVING  OTHER  ENTITIES

     Any person who, while a director or officer of the corporation, is or was serving (a) as a director, officer, employee or agent of another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the corporation or (b) as a partner, trustee or otherwise in an executive or management capacity in a partnership, joint venture, trust, employee benefit plan or other enterprise of which the corporation or a majority owned subsidiary of the corporation is a general partner or has a majority ownership shall conclusively be deemed to be so serving at the request of the corporation and entitled to indemnification and the advancement of expenses under subsections 10.1 and 10.3 of this Section.

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                      SECTION 11.  LIMITATION OF LIABILITY

     To the full extent that the Nevada Private Corporations Law, as they exist on the date hereof or may hereafter be amended, permit the limitation or elimination of the liability of any person who would be considered an indemnitee under subsection 10.1 of Section 10, an indemnitee of the Company shall not be liable to the Company or its stockholders for monetary damages for conduct in the capacity based upon which such person is considered an indemnitee. Any amendments to or repeal of this Section 11 shall not adversely affect any right or protection of any indemnitee of the Company for or with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

                             SECTION 12.  AMENDMENTS

     These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board, except that the Board may not repeal or amend any Bylaw that the stockholders have expressly provided, in amending or repealing such Bylaw, may not be amended or repealed by the Board. The stockholders may also alter, amend and repeal these Bylaws or adopt new Bylaws. All Bylaws made by the Board may be amended, repealed, altered or modified by the stockholders.

     The  foregoing  Bylaws  were  adopted  by  the Board on November 28, 2001 .

                                                /s/ Seung Hee Choi
                                         ___________________________________
                                         Seung Hee Choi
                                         Title:  Secretary




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